CONVERTIBLE DEBENTURES	12 Months Ended
Mar. 31, 2026
Debt Disclosure [Abstract]
CONVERTIBLE DEBENTURES [Text Block]

12. CONVERTIBLE DEBENTURES

On May 6, 2024, the Company closed a non-brokered private placement, issuing 4,000 debenture units for aggregate proceeds of $2,920,562 (C$4,000,000). Each unit contains one convertible debenture and 1,000 common share purchase warrants. Each convertible debenture has a principal of C$1,000, maturing 30 months from the issue date, with interest accruing at 12% per annum, payable quarterly in cash. The principal and accrued interest may be converted into common shares at a price of C$0.45 per share at the holder's option any time before maturity.

The proceeds from the private placement were allocated to convertible debentures and warrants using the relative fair value method. Accordingly, $1,954,534 was allocated to convertible debentures and $966,028 to warrants. The Company accounts for the convertible debenture as a financial liability in its entirety, as the conversion feature does not require bifurcation and recognition as derivative liability.

A summary of the Company's convertible debentures is as follows:

$
Balance, March 31, 2024	-
Additions from private placements, net of transaction costs	1,954,534
Accretion expense	509,871
Interest expense	293,675
Repayment	(971,407)
Effect of foreign exchange	(98,489)
Balance, March 31, 2025	1,688,184
Accretion expense	372,018
Interest expense	187,241
Repayment	(1,473,420)
Conversion to common shares	(103,544)
Effect of foreign exchange	62,159
Balance, March 31, 2026	732,638

During the year ended March 31, 2026, the Company incurred interest expense of $187,241 (2025 - $293,675) and accretion expense of $372,018 (2025 - $509,871).